SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             ENTRADA SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                             TO BE HELD MAY 4, 2001


April 13, 2001


Dear Stockholder:

     Our Annual Meeting of Stockholders will be held on Friday May 4, 2001 at 10:00 a.m. local time at our corporate headquarters at 7825 East Gelding Drive, Scottsdale, Arizona.

     The purpose of the meeting is to elect directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The board of directors recommends that you vote in favor of the election of the nominated directors. The accompanying Proxy Statement describes their election in greater detail.

     The year 2000 was a pivotal year for our company. We now have a completed product and an installed customer base, including our second installation at Motorola. We have created a following in the analyst community, and have assembled a world-class advisory group. Earlier this year, we acquired a compatible product line that fills a strong need in our target customer base. We are now poised to take our company to the next level, and look forward to sharing that success with all our stockholders.

     Directors and officers will be available before and after the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding Entrada's affairs, and for discussion of the business to be considered at the meeting as explained in the enclosed Proxy Statement.


Bruce D. Williams
Chief Executive Officer

                             ENTRADA SOFTWARE, INC.
                             7825 EAST GELDING DRIVE
                            SCOTTSDALE, ARIZONA 85260

                       ANNUAL MEETING OF THE STOCKHOLDERS
                                 PROXY STATEMENT


MEETING DATE

Friday, May 4, 2001 at 10:00 a.m., at our corporate headquarters at 7825 East Gelding Drive, Scottsdale, Arizona

AGENDA

Elect 2 directors

PROXIES SOLICITED BY

The Board of Directors

FIRST MAILING DATE

April 13, 2001

RECORD  DATE

April 6, 2001. On the Record Date, there were 7,967,326 shares entitled to vote at the Meeting, consisting of 7,381,676 shares of common stock, each entitled to one vote, 250,000 shares of Series A Preferred Stock, entitled to a total of 264,550 votes and 321,100 shares of Series B Preferred Stock, entitled to 321,100 votes.

VOTING

If you were a holder of common or preferred stock on the record date, you may vote at the Meeting. Each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 1.06 votes and each share of Series B Preferred Stock is entitled to one vote at the meeting. You can vote in person at the Meeting, or you can vote by proxy.

PROXIES

We will vote signed proxies "FOR" the nominees for director unless you vote differently on the Proxy Card. The proxy holders will use their discretion on any other matters submitted to a vote of the stockholders.

REVOKING YOUR PROXY

You may revoke your proxy by delivering a written and signed revocation letter to Terry J. Gustafson, Secretary, at the Scottsdale address shown above.

VOTING  PROCEDURES

Directors must receive a plurality of the shares present and voting in person or by proxy, in order to be elected. A plurality means receiving the largest number of votes, regardless of whether that is a majority. You may not cumulate votes.

OTHER  BUSINESS

The Board of Directors knows of no other matters to be brought before the Meeting. If other business is properly brought before the Meeting, the persons appointed in the enclosed proxy will vote using their discretion.

A brief description of the item being submitted and the recommendation of the Board of Directors with respect to the item are as follows:

--------------------------------------------------------------------------------
                                    PROPOSAL
--------------------------------------------------------------------------------
                             TO ELECT THE DIRECTORS

                                BOARD INFORMATION

The Company's Board of Directors currently consists of Bruce D. Williams, Terry
L. Simpson and Michael S. Williams. Mr. Bruce Williams and Mr. Simpson have been nominated for an additional term. Michael S. Williams has declined to run for an additional term.

      NAME                     AGE       POSITION
      ----                     ---       --------

      Bruce D. Williams        45        Director, Chief Executive Officer
                                         and President

      Terry L. Simpson         49        Chairman of the Board of Directors and
                                         Chief Technical Officer

      Michael S. Williams      54        Director

Bruce D. Williams, Director Chief Executive Officer and President, Mr. Williams was a co-founder of Entrada's predecessor, CIMsoft, Inc., and has served Director, Chief Executive Officer and President of Entrada since September 1999. From 1994 to 1999, Mr. Williams was a Strategic Business Development Manager for Sybase, Inc., responsible for developing the handheld and embedded strategic business relationships between Sybase and major partners, including Motorola, Intermec, Symbol, 3Com, Sun, SAIC and others. He also developed the strategic business relationship between Sybase and Motorola, Inc. Earlier he developed a new southwestern professional services district based in Phoenix, Arizona, and performed staff, sales and delivery management of consulting services. This involved managing a professional services district with a staff of 40 consultants, practice managers, and district administrators.

From 1978 to 1994, Mr. Williams was a technical manager and systems and software engineer for Ball Aerospace Systems in Boulder, Colorado. He led the development, implementation, and integration of information technology solutions as chief architect for an open-systems client/server environment. He managed a department of 40 engineers, analysts, and computer scientists who developed flight and ground software for aerospace applications. He also managed a field team of engineers developing and testing flight and ground operations software for the Hubbell Space Telescope.

Mr. Williams received a Master of Engineering, Engineering Management and Computer Science degree in 1982, and a Bachelor of Science, Physics and Astrophysics degree in 1978 from the University of Colorado. In addition, he performed work in Graduate Study, Project and Organizational Management at the Whiting School of Engineering Johns Hopkins University.

Terry L. Simpson, Chairman and Chief Technical Officer. Mr. Simpson was a co-founder of Entrada's predecessor, CIMsoft, Inc., and the inventor of the Kinnosa product suite, and has served as Chairman of the Board of Directors and Chief Technical Officer of Entrada since September 1999. From 1996 through 1999, Mr. Simpson was employed by Sybase, Inc. to manage the implementation of the Kinnosa product suite at Motorola. He was responsible for successfully planning resources and delivering major consulting projects on schedule, to successfully put Kinnosa into a production environment. From 1991 to 1996 Mr. Simpson was a consultant and completed the Kinnosa product development.

Mr. Simpson holds a Bachelor of Science Degree in Engineering from West Virginia University.

DIRECTOR COMPENSATION

Directors are not currently compensated for their services on the Board of Directors.

BOARD MEETINGS

The Board of Directors held four regular meetings in 2000. Each director attended at least three meetings.

BOARD COMMITTEES

The Board has authorized Audit and Compensation Committees, but has no appointed members of the Audit Committee, and Bruce D. Williams as the only member of the Compensation Committee. These committees held no meetings in 2000. The Board of Directors is expected to fill vacant Board seats and appoint additional members to these committees at its next meeting. The Board has defined the roles of these committees as follows:

     THE AUDIT COMMITTEE recommends to the Board appointment of our independent auditors, and reviews audit reports, accounting policies, financial statements, corporate compliance programs, internal controls, audit fees, and certain officer expenses.

     THE COMPENSATION COMMITTEE reviews and recommends to the Board the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and other awards under the Company's stock plan.

INDEPENDENT AUDITORS

For the year ended December 31, 2000 the Company engaged Marshall & Weber, CPA's, PLC to audit its financial statements. The Board of Directors and the Audit Committee have not yet selected independent auditors for the current year, and, therefore, no recommendation is made to the stockholders at this time.

THE BOARD RECOMMENDS THAT BRUCE D. WILLIAMS AND TERRY L. SIMPSON BE ELECTED AS DIRECTORS OF THE COMPANY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 2000, the ownership of each person known by us to be the beneficial owner of five percent or more of Entrada's common stock, each officer and director individually, and all officers and directors as a group. Entrada has been advised that each person has sole voting and investment power over the shares listed below unless otherwise indicated.

                                             SHARE AMOUNTS AND         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER        NATURE OF OWNERSHIP        OF CLASS
------------------------------------        -------------------        --------
Terry L. Simpson
18775 N. 95th Way
Scottsdale, Arizona  85255                      3,183,674              43.13%(1)

Bruce D. Williams
5201 E. Morning Vista Lane
Cave Creek, Arizona  85331                        979,592              13.27%(1)

Terry J. Gustafson
7363 E. Onyx Court
Scottsdale, Arizona  85258                        734,694               9.95%(1)

Michael S. Williams
3710 E. Kent Drive
Phoenix, Arizona 85044                          1,540,824(3)           20.13%(2)

Aztore Holdings, Inc.
3710 E. Kent Drive
Phoenix, Arizona  85044                         1,398,526(3)           18.27%(2)

All Directors and Officers
 as a Group (4 persons)                         6,441,345              84.17%(2)

----------
(1)  Based on 7,381,676 shares of common stock outstanding at December 31, 2000.

(2) Based on 7,653,226 shares of common stock outstanding, including 7,381,676 shares outstanding at December 31, 2000, the assumed exercise of 8,000 warrants and the assumed conversion of 250,000 shares of Series A preferred stock into 264,550 shares of common stock.

(3) Includes 142,298 shares of common stock owned by Mr. Michael S. Williams, and 1,398,526 shares held by Aztore Holdings, Inc. including 1,125,976 shares of common stock, the assumed exercise of 8,000 warrants and 250,000 shares of Series A preferred stock convertible into 264,550 shares of common stock. Mr. Williams is deemed to have beneficial ownership of the shares held by Aztore Holdings, Inc. due to his power to vote and sell these shares. Mr. Williams disclaims beneficial ownership except to the extent of his ownership of Aztore Holdings, Inc.

                                   MANAGEMENT

The executive officers and directors of Entrada are:

     NAME                     AGE       POSITION
     ----                     ---       --------

     Bruce D. Williams        45        Director, Chief Executive Officer
                                        and President

     Terry L. Simpson         49        Chairman of the Board of Directors and
                                        Chief Technical Officer

     Terry J. Gustafson       55        Chief Financial Officer, Secretary
                                        and Treasurer

     Michael S. Williams      54        Director

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation earned by Entrada's Chief Executive Officer for services to Entrada during the fiscal years ended December 31, 1999 and 2000. No officer of Entrada received salary or bonus in excess of $100,000 during these periods.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                                               COMP AWARDS
                                                               -----------
                                                               SECURITIES
     NAME/POSITION                YEAR       SALARY        UNDERLYING OPTIONS
     -------------                ----       ------        ------------------
     Bruce D. Williams, CEO       2000      $86,667               10,000
     Bruce D. Williams, CEO       1999      $26,250

                OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted to the Chief Executive Officer during 2000, including the potential realizable value over the 10 year term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually, over the per share exercise price of the option, which was the per share market price at the time of the grant. These assumed rates of appreciation comply with the rules of the SEC and do not represent Entrada's estimate of future stock price.

                                                                                        REALIZABLE VALUE AT
                         PERCENTAGE OF                                                ASSUMED ANNUAL RATES OF
                           NUMBER OF      TOTAL OPTIONS                              STOCK PRICE APPRECIATION
                           SECURITIES       GRANTED TO                                    FOR OPTION TERM
                           UNDERLYING      EMPLOYEES IN    EXERCISE    EXPIRATION    ------------------------
    NAME/POSITION           OPTIONS        FISCAL YEAR      PRICE         DATE         5%               10%
    -------------           -------        -----------      -----         ----       -------          -------
Bruce D. Williams, CEO       10,000             1%          $2.50         2010       $15,700          $39,800

     The following table sets forth for the Chief Executive Officer the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 2000 and the number and value of securities underlying unexercised options held by such officer at December 31, 2000.

                                                        NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN THE
                                                             UNEXERCISED OPTIONS AT               MONEY OPTIONS AT
                            SHARES                              DECEMBER 31, 2000               DECEMBER 31, 2000(2)
                         ACQUIRED ON        VALUE        -----------------------------     ------------------------------
NAME                       EXERCISE      RECEIVED(1)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                       --------      -----------     -----------     -------------     -----------      -------------
Bruce D. Williams, CEO        --            $  --            --              10,000           $   --            $   --

----------
(1) Based on the fair market value of the Company's Common Stock on the exercise date, minus the exercise price, multiplied by the number of shares exercised.
(2) Based on the fair market value of the Company's Common Stock as of December 31, 2000, minus the exercise price, multiplied by the number of shares underlying the options.

EMPLOYMENT CONTRACTS

We currently have "at will" employment contracts with Messrs. Bruce Williams, Simpson and Gustafson, that provide for nine month's salary continuation in the event of termination of employment under certain conditions, but do not specify compensation amounts.

STOCK OPTION PLAN

The Company's1999 Equity Incentive Plan reserves 2,100,000 shares of common stock for option and stock grants, and expires September 30, 2009. As of December 31, 2000, the Company had granted 456,000 options with generally a four-year vesting period. 105,000 options had a $.50 exercise price, and 351,000 options had a $2.50 exercise price. 43,200 options were exercisable at December 31, 2000, and none had been exercised.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     In accordance with Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission ("SEC"), the Company's directors, executive officers and certain other 10% stockholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all these reports they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during fiscal 2000 all filings required under Section 16(a) applicable to its directors, executive officers and 10% stockholders were satisfied.

                            COMPANY STOCK PERFORMANCE

     Our common stock has traded since March 3, 2000 on the OTC Bulletin Board under the symbol "ETSW." At December 31, 2000, there were approximately 300 Entrada shareholders. Following is the range of the high and low bid information for the year 2000, the only period in which our stock traded. This information is based on over-the-counter market quotations, which reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

                   QUARTER                      PRICE RANGE
                   -------                      -----------
                   First                        $9.25-2.063
                   Second                       $5.75-2.875
                   Third                        $4.00-2.125
                   Fourth                       $2.687-1.50

                              STOCKHOLDER PROPOSALS

     Stockholders may submit proposals to be considered for stockholder action at the 2001 Annual Meeting of Stockholders and inclusion in the Company's Proxy Statement and proxy card if they do so in accordance with the appropriate regulations of the SEC. For such proposals to be considered for inclusion in the Proxy Statement for the 2001 meeting, the Company must receive proposals no later than January 15, 2002. Such proposals should be directed to Entrada Software Inc., 7825 East Gelding Drive, Scottsdale, Arizona 85260 to the attention of the Secretary. The Company received no proposals for the 2001 Annual Meeting of Stockholders.

                             ADDITIONAL INFORMATION

     A copy of Entrada's Form 10-KSB for the year ended December 31, 2000 is enclosed. The Form 10-KSB is not considered part of this Proxy Statement. Upon written request to the Company, an additional copy of the Form 10-KSB (not including Exhibits) will be provided to anyone to whom this Proxy Statement is delivered. You also may obtain our SEC filings through the Internet at www.sec.gov.


                       By Order of the Board of Directors,

                       Terry J. Gustafson
                       Secretary and Treasurer

April 13, 2001

                            STOCKHOLDER'S PROXY CARD
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                               FRIDAY, MAY 4, 2001

     The undersigned hereby appoints Bruce D. Williams, Terry L. Simpson and Terry J. Gustafson, and each of them, as proxies to attend the 2001 Annual Meeting of Stockholders of the Company to be held on Friday, May 4, 2001 at 10:00 a.m., local time, in Scottsdale, Arizona and any meeting adjournment, and vote shares of common stock, held by the undersigned as indicated on the reverse side of this card, upon the election of Directors, and any other matters as may properly come before the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ENTRADA SOFTWARE, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. THIS CARD SHOULD BE MAILED IN THE ENCLOSED ENVELOPE IN TIME TO REACH THE COMPANY BY 9:00 A.M., MST, ON FRIDAY, MAY 4, 2001.

ELECTION OF DIRECTORS

Nominees:
         Bruce D. Williams
         Terry L. Simpson

         ___FOR all nominees as listed (except as marked to the contrary below).

         ___WITHHOLD authority to vote for all nominees.

To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below:


--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the above Directors, which are proposed by the Board (as described in the accompanying Proxy Statement). IF YOU SIGN AND RETURN THIS CARD WITHOUT MARKING OTHERWISE, THE PROXY CARD WILL BE TREATED AS BEING "FOR" THE DIRECTORS.

Dated: __________________________, 2001

Signature(s)___________________________

_______________________________________

PLEASE SIGN HERE EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY CARD. GIVE TITLE IF YOU SIGN AS TRUSTEE, CORPORATE OFFICER, EXECUTOR, ADMINISTRATOR OR GUARDIAN.